                                                                    EXHIBIT 10.3


                     INTEGRATED INFORMATION TECHNOLOGY, INC.

                         KEY PERSONNEL STOCK OPTION PLAN


         1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code, and the regulations promulgated thereunder.

         2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

               (b) "Board" means the Board of Directors of the Company.

               (c) "Code" means the Internal Revenue Code of 1986, as amended.

               (d) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

               (e) "Common Stock" means the Common Stock of the Company.

               (f) "Company" means Integrated Information Technology, Inc. a California corporation.

               (g) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services, and any director of the Company whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

               (h) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.
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               (i) "Employee" means any person, including officers and
directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

               (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                     (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                     (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer, but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

                     (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

               (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

               (m) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (n) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option. The Notice of Grant is part of the respective Option Agreement.

               (o) "Option" means a stock option granted pursuant to the Plan.

               (p) "Optioned Stock" means the Common Stock subject to an Option.

               (q) "Optionee" means an Employee or Consultant who receives an Option.

               (r) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (s) "Plan" means this Key Personnel Stock Option Plan.


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               (t) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

               (u) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be placed under option and sold under the Plan is 2,199,925 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. Administration of the Plan.

               (a) Procedure.

                     (i) Administration With Respect to Directors and Officers. With respect to grants of Options to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

                     (ii) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

                     (iii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by
(A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time


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the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

               (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                     (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

                     (ii) to select the officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

                     (iii) to determine whether and to what extent Options are granted hereunder;

                     (iv) to determine the number of Shares to be covered by each such award granted hereunder;

                     (v) to approve forms of agreement for use under the Plan;

                     (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder (including, but not limited to, the price per Share and any restriction or limitation, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                     (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

                     (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

                     (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                     (x) to modify or amend each Option (subject to Section 14 of the Plan); and



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                     (xi) to make all other determinations deemed necessary or
advisable for administering the Plan.

               (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

         5. Eligibility.

               (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted additional Option.

               (b) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

               (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

         7. Term of Option. The term of each Option shall be the term stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.



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         8. Option Exercise Price and Consideration.

               (a) The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a Notice of Grant which shall expressly identify such Option as an Incentive Stock Option or as a Nonstatutory Stock Option, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue Options in exchange for the surrender and cancellation of any or all outstanding Options.

               (b) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                     (i) In the case of an Incentive Stock Option

                           (A) granted to an Employee who, at the time of the
grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                           (B) granted to any Employee, the per Share exercise
price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                     (ii) In the case of a Nonstatutory Stock Option

                           (A) granted to a person who, at the time of the grant
of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                           (B) granted to any person, the per Share exercise
price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

               (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (4) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to


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which the Option is exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         9. Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company or the Optionee, and as shall be permissible under the terms of the Plan.

                     An Option may not be exercised for a fraction of a Share.

                     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

                     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Employment. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within thirty (30) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified, the Option shall terminate.



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               (c) Disability of Optionee. Notwithstanding the provisions of
Section 9(b) above, in the event of termination of an Optionee's Consulting relationship or Continuous Status as an Employee as a result of his disability (as defined in the Code), Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified, the Option shall terminate.

               (d) Death of Optionee.

                     (i) If Optionee dies during the term of the Option and is at the time of his death an Employee or Consultant of the Company who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, then the Option may be exercised, at any time within one (1) year following the date of death (or such other period of time as is determined by the Board), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months after the date of death (or such other period of time as is determined by the Board); or

                     (ii) If Optionee dies within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the termination of Continuous Status as an Employee, then the Option may be exercised, at any time within one (1) year following the date of death (or such other period of time as is determined by the Board), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

               (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

               (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

         11. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax


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
withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

               (a) the election must be made on or prior to the applicable Tax Date;

               (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

               (c) all elections shall be subject to the consent or disapproval of the Administrator;

               (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         12. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.


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               In the event of the proposed dissolution or liquidation of the
Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event of such merger, the Board shall notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

         13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         14. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made without his consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with
Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

               (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.


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
         16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

               The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

         19. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.




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


                               KEY PERSONNEL PLAN

                          GRANT OF STOCK PURCHASE RIGHT


[Name of Key Personnel]
[Address]

         You have been granted the right to purchase Common Stock of the Company, subject to the terms and conditions of the Company's Key Personnel Plan (the "Plan") and the Stock Purchase Agreement, as follows:

         Grant Number                            ____________________
         Date of Grant:                          ____________________
         Vesting Commencement Date:              ____________________
         Price Per Share                         $___________________
         Total Number of Shares
           Granted                               ____________________
         Total Purchase Price                    $___________________
         Expiration Date of Stock
           Purchase Rights                       ____________________

         Vesting Schedule:

         ______ percent (____%) of the Shares purchased pursuant to this Grant shall vest ______ months after the Vesting Commencement Date, and _________ (___%) of the Shares shall vest at the end of each twelve-month period thereafter. ____ years after the Vesting Commencement Date all of the Shares purchased under the Plan shall be vested, provided you shall continue to be designated Key Personnel of the Company.

         Key Personnel Plan:

         This Stock Purchase Right is subject in all respects to the terms and conditions of the Plan. All capitalized terms herein shall have the meanings defined in the Plan, except as the context herein suggests otherwise. In addition, your right to purchase shares pursuant to this Stock Purchase Right is subject to execution and delivery of a Stock Purchase Agreement in the form attached hereto and compliance with all Applicable Laws.

         Expiration of Stock Purchase Right:

         All rights granted hereby shall expire on __________, 199__.

                                    8X8, INC.

                            STOCK PURCHASE AGREEMENT


         THIS AGREEMENT is made as of June __, 1996 between 8x8, Inc. (formerly Integrated Information Technologies, Inc.), a California corporation (the "Company"), and _____________________ (the "Purchaser").

         WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Company is willing to sell to the Purchaser and the Purchaser desires to purchase shares of Common Stock according to the terms and conditions contained in the Company's Key Personnel Plan (the "Plan") and herein.

         THEREFORE, the parties agree as follows:

         1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase an aggregate of _________ shares of the Company's Common Stock (the "Shares"), at the price of $0.50 per share for an aggregate purchase price of $___________.

         2. Payment of Purchase Price.

               (a) The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, check, duly executed promissory note in the form attached hereto as Exhibit A (the "Note"), or any combination thereof.

               (b) With respect to the Note, the parties agree to the following:

                     (1) The Note shall become payable in full upon the earlier of (1) five (5) years from the date of the Note, (B) thirty (30) days following termination of Transferor's employment with or services to the Company as an employee, member of the board of directors or consultant except for death or disability, and (C) one (1) year following any such termination as a result of death or disability.

                     (2) The Purchaser shall deliver to an escrow holder designated by the Company (the "Escrow Holder") all certificates representing the Shares together with two executed blank stock assignments, in the form attached hereto as Exhibit B, for use in transferring all or a portion of said Shares to the Company as required under this Section 2(b) or under any other provision of this Agreement, including Section 3, and shall enter into a set of Joint Escrow Instructions in the form attached as Exhibit C.

                     (3) As security for the payment of the Note and any renewal, extension or modification thereof, the Purchaser hereby grants to the Company, pursuant to the Security Agreement attached hereto as Exhibit D, a security interest in and pledges with and delivers to the Company the certificate or certificates representing the Shares.

                     (4) In the event of any foreclosure of the security interest, the Escrow Holder shall deliver the certificates representing the Shares to the Company in accordance with the Joint Escrow Instructions, and the Company may sell the Shares at a private sale or may itself repurchase any or all of the Shares. The parties acknowledge that, prior to the establishment of a public market for the Shares of the Company, the securities laws applicable to the sale of the Shares make a public sale of the Shares commercially unreasonable. The parties agree that the repurchasing of said Shares by the Company, or by any person to whom the Company may have assigned its rights hereunder, is commercially reasonable if made at not less than the book value per Share as recorded on the Company's books at the end of the last fiscal quarter prior to the date of sale of the Shares upon foreclosure (whether or not such book value per share is unaudited and subject to adjustment), using the fully diluted total shares outstanding common stock or options, including shares issuable upon exercise of outstanding options and shares issuable upon the conversion of any preferred stock or other convertible securities as outstanding common shares for purposes of the calculation.

                     (5) In the event of default in payment when due of any indebtedness under the Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the California Commercial Code, including the right to sell the Shares at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

                           (i) To pay all reasonable expenses of the Company in enforcing this Agreement, including without limitation reasonable attorneys' fees and legal expenses incurred by the Company.

                           (ii) In satisfaction of the remaining indebtedness under the Note.

                           (iii) To the Purchaser, any remaining proceeds.

                     (6) Upon full payment by the Purchaser to the Company of all amounts due on the Note, the Escrow Holder shall deliver to the Purchaser the certificate or certificates representing the Shares in the Escrow Holder's possession belonging to the Purchaser, the blank stock assignment and the executed original Note marked "canceled" by the Company, and the Escrow Holder shall be discharged of all further obligations hereunder; provided, however, that the Escrow Holder shall nevertheless retain said certificate or certificates and stock assignment as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement, including without limitation the provisions of Section 3.

         3. Repurchase Option. In the event of any voluntary or involuntary termination of the Purchaser's employment by or services to the Company for any or no reason (including death or disability) before all of the Shares are released from the Company's repurchase option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option for a period of 90 days from such date to repurchase all (but not less than all) of the Shares that shall constitute the Unreleased Shares (as defined in Section 4) at such time, at the original purchase price of $0.50 per share (the "Repurchase Price"). Such option shall be exercised by the Company by written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) and, at the Company's option, (i) by delivery to the Purchaser or the Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being repurchased, or (ii) by cancellation by the Company of an amount of the Purchaser's indebtedness to the Company equal to the purchase price for the Shares being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

         4. Release of Shares From Repurchase Option. The Shares shall be released from the repurchase option according to the schedule set forth in the Grant(s) of Stock Purchase Right dated June 24, 1996.

               (a) The Shares shall be released from the Company's repurchase option according to the schedule set forth in the Grant(s) of Stock Purchase Right dated June 24, 1996. Notwithstanding the foregoing, all of the Shares shall be immediately released from the Company's repurchase option in the event of a "Change in Control" of the Company. For purposes hereof, a "Change in Control" shall be deemed to occur in the event that an individual or corporate entity and related parties cumulatively acquire stock greater than or equal to 35% of the Company's fully diluted stock.

               (b) Any of the Shares which have not yet been released from the Company's repurchase option are referred to herein as "Unreleased Shares".

               (c) The Shares which (i) have been released from the Company's repurchase option and (ii) have been paid for in full shall be delivered to the Purchaser at the Purchaser's request (see Section 6).

         5. Restriction on Transfer. None of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any manner, except for the deposit of the Shares into escrow pursuant to Section 2 and 6 hereof or the release of the Shares to the Company pursuant to such provisions, until the release of such Shares from the Company's repurchase option in accordance with the provisions of this Agreement.

         6. Escrow of Shares. The Shares issued under this Agreement shall be held by the Escrow Holder, along with a stock assignment executed by the Purchaser in blank in the form attached hereto as Exhibit B, pursuant to the terms of the Joint Escrow Instructions attached hereto as Exhibit C and the Security Agreement attached hereto as Exhibit D.

         7. Investment Representations. In connection with the purchase of the Shares, the Purchaser represents to the Company the following:

               (a) The Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. The Purchaser is purchasing these securities for investment for the Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

               (b) The Purchaser understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may not be present if the Purchaser's representations meant that the Purchaser's present intention was to hold these securities for a minimum capital gains period under the tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

               (c) The Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. The Purchaser understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

         8. Stock Certificate Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legends:

               (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

               (b) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

               (c) Any legend required by any applicable state securities laws.

         9. Market Stand-Off Agreement. The Purchaser hereby agrees, if so requested by the managing underwriters in such offering, that, without the prior written consent of such managing underwriters, the Purchaser will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of or make a distribution of any capital stock of the Company held by or on behalf of the Purchaser or beneficially owned by the Purchaser in accordance with the rules and regulations of the Securities and Exchange Commission for a period of up to 180 days after the date of the final prospectus relating to the Company's initial public offering.

         10. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

         11. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income both (i) the difference between the fair market value of the Shares when the Company granted the Purchaser the right to purchase the Shares and the fair market value of the Shares on the date of this Agreement, and (ii) the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to its repurchase option. In the event the Company has registered under the Exchange Act, "restriction" with respect to officers, directors and 10% shareholders also means the period after the purchase of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the Exchange Act. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Company's repurchase option or the Section 16(b) period expires by filing an election under Section 83(b) of the Code in the form attached hereto as Exhibit E with the I.R.S. within 30 days from the date of purchase.

               THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER

SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

         12. Key Personnel Plan. This Agreement and the Purchasers' rights hereunder and with respect to the Shares shall be governed in all respects by the provisions of the Company's Key Personnel Plan. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings defined in the Plan.

         13. General Provisions.

               (a) This Agreement shall be governed by the laws of the State of California as they apply to contracts entered into and wholly to be performed in such state. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser and may only be modified or amended in writing signed by both parties.

               (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

               (c) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

               (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

               (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

               (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED AT THIS DATE, AND NOT THROUGH PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT

CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

               (g) Purchaser has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.


         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

8x8, Inc.                                       PURCHASER:
a California corporation

By: ____________________________                _______________________________
                                                (Signature)

Title: _________________________                _______________________________
                                                (Type or Print Name)

                                                _______________________________
                                                (Address)

                                CONSENT OF SPOUSE


         I, ____________________, spouse of ___________________, have read and approved the foregoing Stock Purchase Agreement (the "Agreement"). In consideration of grant of the right to my spouse to purchase shares of 8x8, Inc., a California corporation (the "Company") as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement or the Company's Key Personnel Plan (the "Plan") and agree to be bound by the provisions of the Agreement and the Plan insofar as I may have any rights in said Agreement or Plan or any shares issued pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:  June ___, 1996


Signed:   _________________________________

                                    EXHIBIT A

                                 PROMISSORY NOTE

                                    EXHIBIT B


                      ASSIGNMENT SEPARATE FROM CERTIFICATE



         FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto ____________________________________________________________
(__________) shares of the Common Stock of 8x8, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint __________________________, to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

         This Stock Assignment may be used only in accordance with the Stock Purchase Agreement between Key Personnel Plan and the undersigned dated June ___, 1996.


Dated: ____________________, _______





                                                  ______________________________
                                                  (to be signed exactly as name
                                                  is to appear on stock
                                                  certificate)






INSTRUCTIONS: Please do not fill in the blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "repurchase option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                    EXHIBIT C

                            JOINT ESCROW INSTRUCTIONS




                                                                  June ___, 1996
Sandra Abbott
8x8, Inc.
2445 Mission College Blvd.
Santa Clara, CA 95054

Dear Corporate Secretary:

         As Escrow Agent for both 8x8, Inc., a California corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Stock Purchase Agreement (the "Agreement") between the Company and the undersigned pursuant to the Company's Key Personnel Plan (the "Plan"), in accordance with the following instructions:

         1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, cancellation of indebtedness or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

         3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

         4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option, provided that such shares have been fully paid for and do not secure an unpaid promissory note or shares not fully paid for. Within 90 days after cessation of Purchaser's continuous employment by the Company or any parent or subsidiary of the Company except for death or disability and within one year after cessation for death or disability, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

         6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

         13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

                  COMPANY:       Joe Parkinson
                                 8x8, Inc.
                                 2445 Mission College Blvd.
                                 Santa Clara, CA 95054

                  PURCHASER:     ___________________________

                                 ___________________________


                  ESCROW AGENT:  Sandra Abbott
                                 8x8, Inc.
                                 2445 Mission College Blvd.
                                 Santa Clara, CA 95054

         16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

         18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

         19. You may be replaced by a person designated in writing by both the Company and the Purchaser.

                                  Very truly yours,

                                  8X8, INC.


                                   By:     ________________________________


                                   Title:  ________________________________


                                  PURCHASER

                                  _______________________________________
                                  (Signature)

                                  _______________________________________
                                    (Print or type name)


ESCROW AGENT:

____________________________________
Sandra Abbott

                                    EXHIBIT D

                               SECURITY AGREEMENT


         This Security Agreement is made as of June ___, 1996 between 8x8, Inc., a California corporation ("PLEDGEE"), ________________ ("PLEDGOR"), and Sandra Abbott, Secretary of Pledgee, as the holder of the Securities pledged hereunder ("PLEDGEHOLDER").

                                    Recitals

         This Security Agreement is delivered pursuant to Pledgor's acquisition of Shares under a Stock Purchase Agreement dated June ___, 1996 (the "AGREEMENT") among Pledgor, Pledgee and Pledgor's delivery to Pledgee, under the terms of the Agreement, of Pledgor's promissory note (the "NOTE") in the amount of $__________ plus accrued interest. The Note and the obligations thereunder are as set forth in Exhibit A to the Agreement.

         NOW, THEREFORE, it is agreed as follows:

         1. Creation and Description of Security Interest. In consideration of the transfer to Pledgor of ____________ shares of Common Stock of Pledgee (the ("SHARES") under the Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "COLLATERAL") represented by certificate number ______, duly endorsed in blank or with an executed stock power or powers, and herewith delivers said certificate to Pledgeholder, who shall hold said certificate subject to the terms and conditions of this Security Agreement.

         The pledged stock (together with an executed blank stock assignment or assignments for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Agreement, and Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

         2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

               a. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, and interest thereon, at the time and in the manner provided in the Note, to the extent required by the Note.

               b. Encumbrances. The Shares are free of all other encumbrances, defenses and liens (other than restrictions on transfer imposed by applicable securities laws), except for (i) Pledgee's rights to repurchase Shares pursuant to Section 3 of the Agreement and (ii) the pledge of the Shares hereunder as security for payment of the Note, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

               c. Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("REGULATION G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

         3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

         4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "SHARES" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

         5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

         6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

               a. Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

               b. Pledgor fails to perform any of the covenants set forth in the Agreement or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

         In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

         7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note. Notwithstanding the foregoing, upon any release of pledged Shares hereunder any such Shares which shall continue to constitute Unreleased Shares as defined in the Agreement shall continue to be held in escrow pursuant to Sections 3 and 6 of the Agreement.

         8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

         9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

         10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

         11. Pledgeholder Liability.

               a. Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder unless Pledgeholder is proved to have acted in bad faith. Any act done or omitted pursuant to the advice of legal counsel, other than an act or omission involving gross or wilful negligence, shall be deemed to be done or omitted in good faith.

               b. Pledgeholder shall be entitled to employ such legal counsel and other experts as Pledgeholder may deem necessary properly to advise Pledgeholder in connection with its obligations hereunder, and Pledgeholder may rely upon the advice of such counsel. Such counsel's reasonable fees and costs shall be borne 50% by Pledger and 50% by Pledgee.

               c. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by Pledgeholder hereunder, Pledgeholder is authorized and directed to retain in Pledgeholder's possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of the arbitrator provided for in Section 13 of the Agreement or of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but Pledgeholder shall be under no duty whatsoever to institute or defend any such proceedings.

               d. By mutual agreement between Pledgor and Pledgee, the Pledgeholder can be replaced by a person mutually agreeable to the Pledgor and Pledgee.

               In addition, upon any dispute Pledgeholder should be entitled to engage legal counsel, one-half of whose fees and expenses shall be borne by Pledgor and one-half by Pledgee.

         12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

         13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "PLEDGOR" and the term "PLEDGEE" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

         14. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                      "PLEDGOR"

                                      __________________________________
                                      (Signature)

                                      __________________________________
                                      (Print or type name)


                                      "PLEDGEE"

                                      8X8, INC.
                                      a California corporation

                                      By:  _____________________________


                                      Title:  __________________________



                                      "PLEDGEHOLDER"


                                      By:  _____________________________
                                               Secretary of Pledgee

                                    EXHIBIT E

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986


The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below:

1.The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:                         TAXPAYER:                     SPOUSE:

ADDRESS:

IDENTIFICATION NO.:           TAXPAYER:                     SPOUSE:

TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: __________ shares (the "Shares") of the Common Stock of 8x8, Inc., a California corporation (the "Company").

3.    The date on which the property was transferred is: ________

4.    The property is subject to the following restrictions:

      The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

      $__________

6.    The amount (if any) paid for such property is:

      $__________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:                                           _______________________________
                                                     Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:                                           _______________________________
                                                     Spouse of Taxpayer